Going concern	12 Months Ended
Jun. 30, 2020
Going concern
Going concern

2Going concern

Introduction

In determining the appropriate basis of preparation of the annual financial statements, the Directors are required to consider whether the Sasol Group (Group) can continue in operational existence for the foreseeable future.

Financial performance during the year

The financial performance of the Group was significantly impacted by an unprecedented set of combined challenges driven by significant decline in global oil and chemical prices and the global COVID-19 pandemic. Due to the global economic lockdowns associated with COVID-19, the Group experienced a substantial decline in demand for products, particularly in South Africa, and therefore temporarily reduced production rates at SSO in Secunda and suspended production at Natref in Sasolburg.

These events came at a time when the balance sheet was under severe pressure due to the additional expenditure required to complete the LCCP. At 30 June 2020, the balance sheet reached peak gearing at 114,5% and Net debt EBITDA, of 4,3 times (based on the Revolving Credit facility and US dollar Term Loan covenant definition).

The ability of the Group to meet its debt covenant requirements at 31 December 2020 and 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations, the ability to realise cash through a combination of asset disposals, or part thereof, and the successful raising of equity.

The Group reported a loss for the year of R91,3 billion, which compares to earnings of R6,1 billion, for the prior year. The loss in 2020 is mainly attributable to:

•Lower oil prices with Brent crude oil averaging US$51,22/bbl, and reaching a high of US$69,96/bbl and a low of US$13,24/bbl and a moderately weak average exchange rate of R15,69/US dollar. The rand per barrel price of Brent crude oil decreased by 18% to R803,64/bbl compared to R974,55/bbl in the prior year;

•The 18% decrease in the rand per barrel price of Brent crude oil coupled with softer global chemical prices and lower refining margins negatively impacted the total realised gross margins particularly during the second half of the year;

•Impairments of R111,6 billion due to the lower oil and chemicals price outlook. R72,6 billion (US$4,2 billion) of this amount related to an impairment of the Base Chemicals portfolio within Sasol Chemicals USA which has been classified as a disposal group held for sale as a result of the advanced stage of the partnering process. The remaining amount of R38,8 billion relates to impairments of other assets mainly in South Africa.

•Lower production volumes across the value chain mainly due to COVID-19. SSO reported a 3% decline in volumes and Natref production decreased by 22% compared to the prior year. At both of these operations, production was cut back due to the lower demand in South Africa;

•Outside of South Africa, the ORYX GTL joint venture reported a 57% utilisation which is significantly lower than the historical performance of between 80% to 110%. The lower utilisation rate was due to a planned extended shutdown. In the US, the operations performed in line with expectations. However, the Group’s earnings were impacted by the mismatch between full year depreciation charges and costs with revenue being disproportionate due to the ramping up of most of the LCCP units which reached beneficial operations during 2020; and

•This performance was partially offset by a resilient performance by the chemicals businesses which reported an increase in volumes, largely due to higher demand for surfactants and LCCP volumes.

In March 2020, Sasol announced a comprehensive response plan to stabilise the Group in the short-term. This entailed:

•Conserving cash through self-help management actions in operational and capital expenditure of US$1 billion in 2020, with a further US$1 billion in 2021;

•Accelerating asset disposals and delivering proceeds in excess of the targeted US$2 billion; and

•Pursuing a rights issue of up to US$2 billion.

By 30 June 2020, the Group had exceeded the self-help management actions target of US$1 billion by reducing external expenditure and saving costs across various human capital levers, optimising working capital and capital expenditure by curtailing discretionary capital and keeping sustenance capital at the minimum level required to ensure safe and reliable operations.

At 30 June 2020, the group had cash and cash equivalents (excluding restricted cash) of R32,3 billion and available facilities of R10,5 billion. Refer note 17.

The Board has considered management’s plans and appointed an international external advisor to assist with the risks related to going concern, the timing and successful execution of asset disposal transactions to ensure that the debt covenants are met as well as the credibility of the plans presented by management.

The Board has appointed capital market advisors and is considering various capital raising alternatives. In assessing the various options available to reduce debt, the Board is mindful of the impact that different potential disposals may have on the business’s cash flow generation thereafter and believes that a rights issue of up to US$2 billion will still be required.

The Board has no intention to cease trading, curtail operations or liquidate the businesses, other than planned asset disposals which are aligned with the Group’s revised strategy to create a more focused portfolio.

Timing and success of asset disposals

As part of the asset review programme, the Group has identified numerous assets which could be disposed of, entirely or partially, and has embarked on various simultaneous initiatives to potentially dispose of these assets in a structured manner and at prices in line with the balance sheet, shareholder value and strategic objectives. Non-binding expressions of interest have been received in relation to some operations and assets which are expected to generate significant cash to enable the Group to meet its debt reduction milestones.

2Going concern continued

The Group has made progress on the expanded and accelerated asset disposal programme by securing US$600 million of proceeds. In 2020, the Group sold 51% of its interest in the explosives business by establishing a joint venture with Eneax and sold its indirect equity interest in the Escravos GTL project in Nigeria. Subsequent to 30 June 2020, Sasol signed an exclusive negotiation agreement with Air Liquide for the sale of 16 air separation units, including the cooling tower linked to train 16, located in Secunda. The proceeds of this disposal will amount to approximately R8,5 billion.

The Group has classified R78,7 billion as net assets and liabilities in disposal groups held for sale at 30 June 2020 and expects these disposal transactions will be completed within the next 12 months. Included in net assets and liabilities in disposal groups held for sale is R68,6 billion relating to the Base Chemicals portfolio within Sasol Chemicals USA. Partnering in the Base Chemicals portfolio represents a significant step forward in delivering the asset disposal lever of the Group’s comprehensive response plan announced on 17 March 2020. Proceeds from the disposal, combined with the progress with self-help measures, should make a meaningful and positive impact on Sasol’s financial prospects, principally as a result of the intended use of disposal proceeds to settle debt with payment obligations within the next 12 to 24 months.

The next debt maturity is the syndicated loan of R17,3 billion (US$1 billion) which matures in June 2021. This loan will be repaid from asset disposal proceeds. Refer to Note 17 for details of other loans and facilities.

As the Group operates in different businesses and geographies, the future cash generation and resultant debt levels could vary vastly in cases where different asset disposal options are decided on. Proceeds from assets sold in South Africa would require approval from the South African Reserve Bank to pay off US Dollar denominated debt and therefore the matching of currency from proceeds to reduce debt has to be carefully considered. It is also not clear on the timing of asset disposals, given the current economic conditions.

Rights issue

The Company will also pursue a rights issue of up to US$2 billion in the second half of financial year 2021 as the final step of the comprehensive response plan. The rights issue should allow Sasol to operate sustainably within its covenant thresholds and deliver on its strategy going forward. The exact amount of the rights issue and its timing is subject to prevailing operating and market conditions as well as other initiatives, such as further disposals, that Sasol may implement consistent with its Future Sasol strategic reset.

Strategic reset

A key part of the comprehensive response plan was to look beyond near-term measures and position the business for sustained profitability in a low oil price environment. This entailed reviewing and updating the strategy to bring greater focus to the portfolio and transition Sasol to a lower-carbon future. The Future Sasol will comprise two market focused businesses, Chemicals and Energy. A key decision as a result of this is the discontinuation of all oil growth activities in West Africa and resizing the upstream portfolio to focus on gas. The revision of the strategy aims to have a greater focus on enhanced cash generation, value realisation for all stakeholders and business sustainability.

The Group is in the process of developing targets with plans to reset the capital structure, improve business performance and margins and reduce the overheads by streamlining the Corporate Centre. As part of the strategic reset plan presented to the Board, future profitability and cash generation forecasts support a sustainable business going forward. The forecasts and process followed to develop the targets have been reviewed by independent international external advisors appointed by the Board.

Management expects to share these targets with stakeholders during November 2020, once the formal review processes have been completed.

Solvency and Liquidity

As a result of the liquidity constraints, weak trading environments and the risk of a second COVID-19 outbreak, the Board undertook a comprehensive assessment of the Group, including the Group’s solvency and liquidity status.

Solvency

At 30 June 2020, after impairments, the valuations of the Group’s assets indicate that their fair values exceed their carrying values as well as the external debt. The asset base of the Group comprises mainly tangible assets with significant value, reflected in the records of the underlying businesses.

As such, the Board is of the view that given the significant headroom in the fair value of the assets over the fair value of the liabilities (including contingent liabilities), the Group is solvent as at 30 June 2020 and at the date of this report.

Liquidity management

Although still cash positive, the Group has limited cash flow available to cover operating expenses, interest and capital expenditure at 30 June 2020. As outlined to stakeholders previously, this was mainly due to the oil price collapse and COVID-19 economic impacts which came at a time when the balance sheet was at peak gearing due to expenditure incurred to complete the LCCP. Additionally, the Group’s credit rating was downgraded as a result of the impact of the COVID-19 pandemic on global growth and the volatility in the oil price. The cost of some of the Group’s floating rate debt is partly linked to the credit rating. The revised credit rating profile will therefore result in an increase in finance costs from existing facilities of approximately US$50 million per annum.

The ability of the Group to meet its debt covenant requirements at 31 December 2020 and 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations, the ability to realise cash through a combination of asset disposals, or part thereof, and the successful raising of equity.

To address the risk of short-term cash pressure, management has prepared budgets for 2021 and 2022, as well as a robust liquidity model which includes cash flow forecasts covering a period of nine months from the date of these financial statements.

The Group liquidity model is a monthly consolidation of the Group’s individual business cash flow forecasts. The cash flows forecasts are based on estimated free cash flow from operations, on a monthly basis, for the upstream Mining and Oil and Gas Exploration entities, the manufacturing operations globally and the selling business units, being Base Chemicals, Performance Chemicals and Energy. The cash flow forecasts have been adjusted for planned disposals over the next 12 months.

The cash flow forecasts are prepared monthly and reviewed by management. They are evaluated against forecasted expectations and variances are monitored and scrutinised. Various scenarios and stress testing analysis are performed to test the robustness of the cash flow forecasts. To address future possible cash outflows, detailed performance and operational liquidity improvement initiatives have been developed, with their implementation regularly monitored. The forecasts and any variances are presented to the Board at least on a quarterly basis or more frequently as required.

Performance and liquidity improvement initiatives undertaken during 2020 and will continue into 2021:

The following steps were taken to stabilise the business and improve the liquidity position:

•Revising the strategy — Clear portfolio choices, including a decision to stop all oil growth activities in West Africa has resulted in immediate cash and capital savings which will be sustainable, beyond 2020;

•Weekly “cash war room” — On a weekly basis, management reviewed the monthly cash forecast relative to actions being taken to reduce or defer cash outflows, and understand the forecast cash position of the Company for the next six months;

•Hedging activities — The Group continued to execute on its hedging programme and focused on covering its exposure to oil, the Rand/US dollar exchange rate and ethane prices as the three key drivers which impact on profitability;

•Cost reduction — The necessity and quantum of expenditure in this fiscal year was challenged on a top down and bottoms up basis and a substantial cost reduction work stream was implemented to reduce external spend with a focus on all discretionary expenditure;

•Human capital levers — A moratorium was implemented on external recruitment to fill non-critical vacancies and on the use of hired labour and consultants for non-critical activities. In parallel, short-term incentive payments were ceased for 2020 whilst salary sacrifices were implemented on a sliding scale with suspension of employer contributions to the various retirement funds for an initial period of eight months up to December 2020;

•Capital optimisation — Capital expenditure was reduced substantially by curtailing discretionary capital whilst keeping sustenance capital at the minimum level required to ensure safe and reliable operations. Capital in excess of R5 billion was deferred in 2020 through prioritisation using a risk-based approach and use of digitalisation;

•Working capital — The Group has been able to contribute positively to cash on hand through the recovery of long- outstanding debtors, managing of payables and maintaining an optimal inventory levels. Working capital is, and continues to be, tracked and measured on a monthly basis; and

•Tax — Certain tax payments were deferred as part of a COVID-19 cash relief measures as agreed with the relevant tax authorities.

In addition, the Group signed a covenant waiver with its lenders in June 2020. In the waiver agreement, the lenders agreed to waive the covenant at June 2020 and lift the December 2020 covenant from a Net debt: EBITDA of 3,0 times to 4,0 times. The Net debt: EBITDA covenant at 30 June 2021 is 3,0 times.

This additional flexibility is consistent with Sasol’s broader capital allocation framework and subject to conditions which are customary for such covenant amendments. These include provisions to prioritise debt reduction at this time, commitments that there will be no dividend payments nor acquisitions while Sasol’s leverage is above 3,0 times Net debt: EBITDA and that the 2021 capital expenditure will not exceed the forecast level of R21 billion by more than 10%. Sasol will also reduce the size of its facilities as debt levels are reduced, whilst continuing to maintain a strong liquidity position.

At 30 June 2020, the Group had access to facilities of R199,9 billion, of which R189,4 billion was utilised. Refer to note 17 for more detail.

Estimates and judgements considered within the liquidity assessment

Management has considered a number of estimates, judgements and assumptions in performing the liquidity assessments, the most significant of which are listed and expanded upon below:

•The Group has applied macroeconomic assumptions in the cash flow forecast and has modelled a Brent crude oil price of US$42/bbl (in real terms) and a Rand/US dollar exchange rate of R15,47 in 2021. These assumptions are applied across the Group to ensure a consistent forecasting base;

•The Group assumed a working capital percentage of 16%, compared to the 12% achieved in 2020. The Group will monitor if the initiatives implemented in 2020 to reduce working capital are sustainable before adjusting this assumption;

•Sasol has applied a 50% partnering of the Base Chemicals portfolio adjustment within Sasol Chemicals USA in 2021 and as such has proportionately downward adjusted the earnings contribution from this asset. The potential proceeds have been assumed to be applied to the repayment of debt in the cash flow forecast. The transaction is at an advanced stage and management believes that the closing of the transaction by December 2020 is probable. In the event that the disposal transaction is not successful, the Board will consider the sale of other enabling and core assets to meet its covenants requirements in December 2020 and June 2021. The standby underwriting agreement entered into in March 2020 is subject to a number of conditions including significant progress in Sasol’s expanded and accelerated asset disposal programme measured from March 2020. The timing and successful execution of the disposal of the Base Chemicals portfolio within Sasol Chemicals USA therefore places doubt on the Group’s going concern assumption. The Board has engaged with two corporate finance advisors to assist with reviewing and executing of this disposal transaction and receives feedback on a weekly basis from management. A committee of the Board, led by the Chairman of the Board, has been established to oversee the asset disposal process. The independent valuations of the assets considered for disposal and results of the due diligence are presented to this committee for review. The focus of the committee is to ensure that assets are sold at fair value;

•Continue with the oil hedging programme. For the first quarter of 2021, approximately 80% of SSO’s liquid fuels exposure was hedged, translating to 6 million barrels. Oil hedges for the remainder of 2021 are in progress with 5,5 million hedged barrels using put options;

•LCCP units ramp up in line with expectation and ethane prices are between 30 to 35US cents per gallon;

•Continued positive results in the short-term from the comprehensive response plan in 2021;

2Going concern continued

•The reduction in debt through the sale of assets and/or equity raising to meet the debt reduction milestones;

•The availability of working capital facilities to cover any shortfall during planned annual shutdowns of operations;

•Business operations resume to pre-COVID-19 levels in 2021; and

•Full current liability repayments are forecast and considered within the liquidity model as an outflow, based on the expected timing of outflow, and a normalised working capital, relevant to the reduced business size, introduced due to asset disposals.

The Board remains focused on and committed to the strategic reset (Future Sasol) that is aimed at sustainably unlocking cash through gross margin improvements, cash cost reduction, significant reduction in overheads at the Corporate Office and optimisation of capital expenditure by 2025. The planned asset disposals combined with a rights issue and the Future Sasol are expected to result in a more sustainable and resilient capital structure and improved shareholder returns.

Conclusion

The Group incurred a consolidated net loss of R91 272 million during the year ended 30 June 2020 and its ability to meet its debt covenant requirements at 31 December 2020 and 30 June 2021 and repay debt as it becomes due is dependent on the timing and quantum of cash flows from operations, the ability to realise cash through a combination of asset disposals, or part thereof, and the successful raising of equity, that raise substantial doubt about its ability to continue as a going concern. The Group intends to realise cash through a combination of asset disposals, or part thereof, and the successful raise of equity.

Management believes that the net proceeds of any such transactions, together with cash flows from operations of the business, will be sufficient to meet its debt covenants at 31 December 2020 and 30 June 2021. There can be no assurance, however, that the Group will be able to complete these transactions.

The accompanying consolidated financial statements are prepared on a going concern basis and therefore do not include any adjustments that might result from the outcome of this uncertainty.